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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 OR 15(d) of The
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): June 5, 2007


                               SUTRON CORPORATION
             (Exact name of registrant as specified in its charter.)


             Virginia                     0-12227                54-1006352
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  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)


                 21300 RIDGETOP CIRCLE, STERLING VIRGINIA 20166
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               (Address of principal executive offices) (Zip Code)


                                 (703) 406-2800
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                           (Issuer's telephone number)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 22, 2007, Sutron Corporation entered into a contract with the Afghanistan Ministry of Energy and Water (MEW) for the supply, and installation of a Hydrological Network consisting of 174 Streamflow Gauging Stations. The contract was signed for the total amount of $5,992,384 and required the receipt of a Performance Security in the amount of $599,238. The Performance Security was issued on behalf of Sutron Corporation by Standard Chartered Bank Branch Office in Kabul, Afghanistan on June 5, 2007. The contract period of performance is two
(2) years from signing after which time another contract will be signed to provide three (3) years of maintenance services. The installation and maintenance services will be provided by Sutron's in-country partner.

Sutron will be responsible for installation and set up of all 174 Streamflow Gauging Stations and commissioning of the Entire system including the training of the MEW staff. Sutron will be responsible for transport of goods from the Kabul to the field locations. There shall be a Receiving Inspection when goods arrive in Afghanistan, a Factory Acceptance Test at Sutron's in-country partner's facilities in Kabul, Site Operational Testing and Acceptance at each station by MEW assigned representatives who will accompany Sutron's in-country partner's installation teams and a Final Acceptance Test of the Entire System. During the two year contract period, the Streamflow Gauging Stations shall be delivered and installed in four lots.

The contract is funded by a loan from the International Development Association
(IDA), a part of the World Bank to MEW. The contractual terms of payment for goods supplied from abroad are a 10% advance payment of the total goods amount against receipt of a bank guarantee for the equivalent amount, 80% within 45 days after delivery of the goods, 5% upon issue of the Site Operational Testing and Acceptance Certificate and 5% upon issue of Final Acceptance Certificate. The contractual terms of payment for goods supplied from within Afghanistan are 10% advance payment of the total goods amount against receipt of a bank guarantee for the equivalent amount, 80% within 45 days after delivery of the goods, 5% upon issue of the Site Operational Testing and Acceptance Certificate and 5% upon issue of Final Acceptance Certificate. A weekly penalty of .5% will be applied up to a maximum amount of 10% of the contract amount for late performance. The entire contract amount will be paid in US dollars.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits
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     Exhibit 99.1 -- Press release issued on June 5, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 11, 2007                  Sutron Corporation
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                                     (Registrant)


                                     By /s/ Sidney C. Hooper
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                                     Sidney C. Hooper
                                     Chief Financial Officer and Principal
                                     Accounting Officer